SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2001

                           Mpower Communications Corp.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  Nevada                           0-24059                       88-0360042
  ---------                      ----------                 --------------------
(State or other                  (Commission                    (I.R.S. Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)

175 Sully's Trail, Suite 300, Pittsford, NY                       14534
-------------------------------------------------           -------------------
(Address of principal executive offices)                         (Zip Code)

Registrants telephone number,
including area code:                                           (716) 218-6550
                                                            --------------------

Item 9.  Regulation FD Disclosure.

Mpower Communications Corp. is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the slide show presentation given by Mpower's management to certain research analysts on April 24, 2001 updating previous disclosures regarding Mpower's long-term business plan. A copy of this slide show presentation can be obtained from the Investor Relations section of Mpower's website at www.mpowercom.com/corpinfo/relationships/htm.

Mpower is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is Mpower's press release announcing that Mpower will defer declaring at this time the quarterly 7.25% dividend on its Series D convertible preferred shares.


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

The information in this Current Report on Form 8-K, including the information set forth in the slide presentation and press release referred to above, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MPOWER COMMUNICATIONS CORP.

                                   By       /s/  Russell I. Zuckerman
                                   ---------------------------------------------
                                   Name:  Russell I. Zuckerman
                                   Title: Senior Vice President, General Counsel
                                           and Secretary

Date:  April 24, 2001

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

Exhibit 99.1      Other Documents.

Mpower's slide show presentation to analysts.


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

Slide #1


                                     Mpower
                                 Communications



                            [NOW YOU HAVE THE POWER.]

                   Bear Stearns 2001 Global Credit Conference
                                 April 24, 2001

Slide #2

Under the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995, Mpower cautions investors that certain statements contained in this presentation that state Mpower's and/or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, projections of future sales, market acceptance of our product offerings, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage rapid growth and maintain a high level of customer service, the performance of our network and equipment, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, changes in technology, price competition, and other market conditions and risks listed from time to time in Mpower's Securities and Exchange Commission filings.

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


Slide #3

                  !                 One Year Ago...
                                    --------------------------------------------

All Telecom Business Models Were Being Funded

         - Wholesale
                  Long Distance
                  Fixed Wireless
                  Digital Subscriber Line
                  Broadband

         - Resale
                  Local Voice
                  Long Distance
                  Digital Subscriber Line
                  Broadband

         - Reciprocal Compensation


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

Slide #4

                  !                 One Year Ago...
                                    --------------------------------------------

                                         Opportunity = $$

- Everyone intuitively understood the opportunity to take market share from Local Exchange Carriers

- Billions of dollars invested in the industry

- Competitive Local Exchange Carriers easily access debt and credit

- Buying fiber for your network was the "in thing"

- Valuations driven by operating stats rather than underlying economics of business

                    If You Build It OR Rent It They Will Come


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

Slide #5

                  !                 One Year Later...
                                    --------------------------------------------

o Flawed Business Models Are Dying

                           - Wholesale
                           - Reseller
                           - Reciprocal Compensation

o Confusion About What Economic Model Can Work

o Heavy Debt Loads Are Weighing Down Some Reasonable Business Models

o Investment Has Stopped

            Irrational Exuberance Has Shifted To Irrational Pessimism


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


Slide #6

 !  What is the Market Opportunity?

o Local Telecom Offers $120 BB Revenue, 45% EBITDA Margins and 5% Growth

o Business Customers Generate 60% of Local Revenue and 70% of Local EBITDA

o Business Customers are Densely Clustered in Urban Population Areas

o Local Network Assets are the Most Time Consuming and Costly to Deploy

o Local Pricing Has Been the Most Stable in Telecom Over the Past 5 Years

o Powerful Drivers of Demand Exist in the Marketplace Today and Going Forward


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


Slide #7

                  !                 What Should You Know About Mpower
                                    --------------------------------------------

1.  Retail/Small Business, Customer Focused Strategy

2.  Facilities Based Strategy,

         - Mpower owns and controls all of its collocations and switching equipment

3.  Solid Economic Model

         - small business focused
         - build program is complete, our network is in place

4.  Quality Revenue Streams

         - our revenue is derived primarily from customers, not wholesale or resale revenues

         - the company does not rely on reciprocal compensation and has the vast majority of its switched access revenue under contract

5.  Reasonable Debt Levels

         - approximately 18 months of cash in the bank to fund operations and meet debt obligations


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



Slide #8

                  !                 What Should You Know About Mpower
                                    --------------------------------------------

6.  Commitment to Fully Funded Position

         - based on current guidance we have sufficient funding through the end of 2002
         - currently project a $75 mm funding gap before operating cash flow positive
         - we are committed to being fully funded prior to operating cash flow positive with or without further outside support

7.  We Have a Base of Markets That Are Operating Cash Flow Positive or Very
    Close

8.  We Are Actively Considering All Options To Attaining A Fully Funded Position

         - further expense/capital reduction initiatives
         - further reduction of existing markets
         - private equity
         - bank lines/vendor financing

                       Commitment To Survive The Shakeout!


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

Slide #9

                  !       The Economics of a Competitive Local Exchange Carrier
                          -----------------------------------------------------

The following three slides focus on:

o Major one-time and monthly cash inflow and outflows of the business

o Summary average over the next three years of the economics of each of our product lines through operating cash flow, based on our major expenses and recurring revenue

o Summary of Internal Rates of Return over the next three years

These slides are excerpts from an 8K filing dated 1/31/01, which includes the economic model in its entirety


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

Slide #10

                  !       The Economics of a Competitive Local Exchange Carrier
                          ------------------------------------------------------



                  Customer             Recurring         Recurring                     Allocated
CAPEX        Acquisition Costs          Revenue       Operating Costs            Corporate Overhead
[GRAPHIC        [GRAPHIC                [GRAPHIC          [GRAPHIC                       [GRAPHIC
 OMITTED]        OMITTED]                OMITTED]          OMITTED]                       OMITTED]

One-time        One-time                 Monthly           Monthly                        Monthly
Investment       Expense               Cash Inflow       Cash Outflow                   Cash Outflow


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

Slide #11

Summary Economics (2001-2004)

                                                     Single   Single            Package of
                                                     Voice    Data              8 Voice Lines    Voice Over
                                                     Line     Line              & 1 Data Line    DSL Package

Capital Expenditures                                 $229     $1,111            $2,940           $2,808

Customer Acquisition Costs (Net of Install Revenue)  $309     $  435            $2,906           $2,503
                                                     ----------------------------------------------------

Total CAPEX & Customer Acquisition Costs             $538     $1,546            $5,846           $5,311

Monthly Recurring Revenue                            $ 49     $  155            $  543           $  566

Monthly Recurring Operating Costs                    $(26)    $  (41)           $ (248)          $ (130)
                                                     ----------------------------------------------------

Gross Margin ($)                                     $ 23     $  114            $  295           $  435
         Gross Margin (%)                              47%        74%               54%              77%

Monthly Allocated Corporate Overhead                 $(11)    $  (11)           $  (95)          $ (100)
                                                     ----------------------------------------------------

EBITDA ($)                                           $ 12     $  103            $  200           $  335
         EBITDA (%)                                    25%        67%               37%              59%



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Slide #12

Mpower Economics (IRR)

[A chart reflecting Mpower's internal rate of return over each of our four product lines: voice, data, voice/data and voice over digital subscriber line as an average over the years 2001-2004 and for the year 2004.]

         Voice:            2001-2004                 2004
                           17%                       31%

         Data:             2001-2004                 2004
                           72%                       90%

         Voice/Data:       2001-2004                 2004
                           32%                       47%

         VoDSL:            2001-2004                 2004
                           69%                       94%

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




Slide #13

                  !                 Results...
                                    --------------------------------------------

In 2000...

Triple Digit Growth on all Metrics

o Footprint/Collocations            245 to 761                            +211%

o Markets                           13 to 40                              +208%

o Revenue run rate                  $81 million to $178 million           +120%

o Cash                              $189 million to $503 million          +166%


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Slide #14

                  !                 The Mpower Opportunity
                                    --------------------------------------------

                                             Focus on Customer Revenue...



o Sales Force Focus on Revenue Not Lines

o Quotas Reflect Focus on Data Sales

o Assigned Territories for Effective Network Utilization



                                  Retail Focus


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Slide #15

                  !                 Expectations
                                    --------------------------------------

                                                  1Q01 Guidance*

Revenue                                              $44-45

customer revenue growth                              11-13%

EBIDTA                                               ($50)-(48)

CAPEX                                                $50-55



* Based on guidance released 2/15/01

                         Focus on Operational Excellence



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Slide #16

Capitalization - Strong Balance Sheet
with Financial Flexibility

($ in millions)

                                    Dec-99           Dec-00                 %

Cash (incl. restricted)             $189             $ 503                 50%

Total Debt                           162               485                 48%

Convertible Preferred                 90               245                 24%

Stockholders' Equity                 104               318                 32%

Capitalization                       356             1,009
                                    ----             -----

Common Stock                         225               673



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Slide # 17

!                          Funding Gap...Multiple Paths
                  ---------------------------------------------------------

                           Guidance = $75 mm Funding Shortfall



We will address this funding shortfall through:

o Announced cancellation of entry into planned markets in NE & NW

o Reduction of additional markets if necessary

o Or we will attempt to meet gap through vendor financing, a bank facility or private equity



                       Continually Assess Market Viability


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


Slide #18




!                 Business Fundamentals
                  --------------------------------------------------------

                  o   Sound Strategy

                  o   Network Footprint

                  o   Strong Equity Sponsorship

                  o   Strong Balance Sheet

                  o   Solid Management Team



                         Focus on Operational Excellence

                              Not Market Perception


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


Slide #19


                                   Mpower(TM)
                                 Communications

                                www.mpowercom.com





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